                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                    ISCO, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   ISCO, INC.
                              4700 Superior Street
                             Lincoln, Nebraska 68504


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held December 10, 1998


The annual meeting of shareholders of Isco, Inc. will be held at The Cornhusker Hotel, 333 South 13th Street, Lincoln, Nebraska on December 10, 1998 at
2:00 p.m. for the purpose of:

     1. The election, as Directors, of four persons listed in the accompanying Proxy Statement dated November 2, 1998.

     2. Whatever other business may properly be brought before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on October 16, 1998 shall be entitled to notice of the meeting and to vote at the meeting.

In order to assure a quorum, all shareholders are urged to attend the meeting or to vote by proxy.

SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE VOTED BY PROXY.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND YOUR ISCO SHARES ARE HELD BY YOUR BROKER FOR YOUR ACCOUNT AND YOU DO NOT PERSONALLY HOLD THE CERTIFICATES FOR THE SHARES, YOU SHOULD MARK THE PROXY TO INDICATE THAT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU WILL THEN RECEIVE A "LEGAL PROXY" SHOWING THE NUMBER OF SHARES YOU OWN. BRING THAT "LEGAL PROXY" TO THE ANNUAL MEETING AND YOU WILL THEN BE CREDITED WITH VOTING YOUR SHARES IN PERSON AT THE MEETING.



                                           By Order of the Board of Directors





                                           Robert W. Allington
                                           Chairman and Chief Executive Officer

November 2, 1998

                                 PROXY STATEMENT
                                                                November 2, 1998
GENERAL INFORMATION.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Isco, Inc. (the "Company") for use at the annual meeting of shareholders to be held on December 10, 1998. Shareholders of record at the close of business on October 16, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

This Proxy Statement was first mailed to shareholders on November 12, 1998.

As of the close of business on October 16, 1998, the Company had 5,643,992 shares of common stock outstanding ("Common Stock"), all of which are entitled to vote at the annual meeting.

As of the record date, Robert W. Allington, 4700 Superior, Lincoln, Nebraska 68504, owned 2,746,243 shares or 47.62 percent of the Company's outstanding Common Stock plus currently exercisable stock options. On the record date, Dimensional Fund Advisors, Inc. and UMB Bank, n.a. owned 495,151 and 338,639 shares, respectively, or 8.77 percent and 6.00 percent, respectively, of the Common Stock outstanding. Neither Dimensional Fund Advisors, Inc., nor UMB Bank, n.a. hold any stock options.

Each shareholder is entitled to one vote for each share on each matter presented, except that in the election of Directors each shareholder shall have the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors multiplied by the number of his or her shares, or to distribute them on the same principle among as many candidates as he or she shall determine.

Proxies which are properly signed and returned will be voted at the annual meeting. Shareholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications the proxy will be voted for the election of the four nominees for Director and in accordance with the instructions of the Board of Directors as to any other matters. A proxy is revocable at any time before it is voted and a proxy is automatically revoked upon the giving of a subsequent proxy. The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation material to shareholders. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile or telegraph.

SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE VOTED BY PROXY.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND YOUR ISCO SHARES ARE HELD BY YOUR BROKER FOR YOUR ACCOUNT AND YOU DO NOT PERSONALLY HOLD THE CERTIFICATES FOR THE SHARES, YOU SHOULD MARK THE PROXY TO INDICATE THAT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU WILL THEN RECEIVE A "LEGAL PROXY" SHOWING THE NUMBER OF SHARES YOU OWN. BRING THAT "LEGAL PROXY" TO THE ANNUAL MEETING AND YOU WILL THEN BE CREDITED WITH VOTING YOUR SHARES IN PERSON AT THE MEETING.

SHAREHOLDER PROPOSALS.

In the event that any shareholder desires to submit a proposal for action at the 1999 annual meeting of shareholders, such proposal must be received at the Company's office at 4700 Superior Street, Lincoln, Nebraska 68504-1398, marked to the attention of the President or Secretary of the Company, no later than July 12, 1999. It is suggested that any shareholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Shareholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 1999 annual meeting of shareholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

1.  ELECTION OF DIRECTORS.

The Bylaws of the Company provide that the number of Directors shall be not more than nine, such number to be set annually by the Board of Directors. The Board of Directors has set such number at seven for 1999 and has nominated the four persons listed below for election as Directors to serve until the adjournment of the 2000 annual meeting of shareholders, currently scheduled for December 14, 2000, or until their successors are duly elected and qualified.

The Bylaws also provide that the Directors shall be divided into classes and that there be two classes if the number of Directors is less than nine. The first class has a term expiring December 9, 1999 and the second class has a term expiring upon the adjournment of the 2000 annual meeting of shareholders, currently scheduled for December 14, 2000. The Board of Directors has nominated John J. Brasch, James L. Carrier, Douglas M. Grant, and Philip M. Wittig for election to the second class to serve a two-year term.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOUR NOMINEES.

The proxy holders named in the proxy intend to vote "FOR" the election of the four nominees listed above unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees as are designated by the Board of Directors.

Following is a list of the names and ages of the four nominees, each of whom is presently serving as a Director. Also listed are the three Directors whose terms expire in 1999. Included is the past five-year business history of each nominee and each Director, the year in which each became a Director of the Company, and the number and the percentage of outstanding shares of Common Stock of the Company beneficially owned by each as of October 16, 1998.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      COMMON STOCK
                                                                                                 BENEFICIALLY OWNED AS OF
                                                                                                     OCTOBER 16, 1998
                                                                                                 ------------------------
                                                                                                    NUMBER
                                                                                       DIRECTOR       OF
NAME OF INDIVIDUAL        AGE                 EMPLOYMENT HISTORY                        SINCE      SHARES(1)    PERCENT(2)
------------------        ---    ------------------------------------------------      --------    ---------    ----------
NOMINEES FOR ELECTION TO THE SECOND CLASS (TERM EXPIRING DECEMBER 14, 2000):

John J. Brasch            58     President, Senior Technologies, Inc. since 1985.        1997          1,250        .02

James L. Carrier          49     President and Chief Executive Officer, Lester           1997          1,417        .02
                                 Electrical, Inc., since 1979.

Douglas M. Grant          52     President and Chief Operating Officer since             1988         35,841        .62
                                 October 6, 1995; Vice President August 31, 1989
                                 to October 5, 1995; Environmental Division
                                 General Manager May 26, 1987 to July 15, 1996.

Philip M. Wittig          64     Chief Financial Officer and Treasurer since 1967.       1967         42,895(4)     .74

FIRST CLASS (TERM EXPIRING DECEMBER 9, 1999):

Robert W. Allington       63     Chairman of the Board and Chief Executive               1959      2,746,243      47.62
                                 Officer since 1959; President 1959  to
                                 October 5, 1995.

James L. Linderholm       60     Chairman and President since 1986 and 1984,             1994          4,500        .08
                                 respectively, of HWS Consulting Group, Inc.

Dale L. Young             70     Corporate Secretary since 1991; Retired Executive       1966         50,420(3)     .87
                                 Vice President and Cashier of FirsTier Bank, NA,
                                 Lincoln, NE.
---------------------------------------------------------------------------------------------------------------

Executive Officers of the Company collectively hold 2,847,890 shares or 49.38 percent of the outstanding Common Stock plus currently exercisable options.

Executive Officers and Directors collectively hold 2,905,477 shares or 50.38 percent of the outstanding Common Stock plus currently exercisable options.

(1) Unless otherwise noted, all shares are held with sole investment and voting power.
(2) Percentage computed by dividing the number of shares beneficially owned, including options currently exercisable, by the total shares outstanding on October 16, 1998, including currently exercisable options.
(3) Includes 20,000 shares as to which Dale L. Young has shared voting rights and investment power
(4) Includes 644 shares as to which Philip M. Wittig has shared voting rights and investment power.

ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS.

The Company's Board of Directors has not established a Nominating Committee.

The Audit Committee, during fiscal 1998, was comprised of Directors James L. Linderholm, Chairman; James L. Carrier, Secretary and John J. Brasch. All are independent members of the Board. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities with respect to accounting policies, reporting practices, and the sufficiency of the Company's annual audit. The Committee met twice during fiscal year 1998.

The Compensation Committee, during fiscal 1998, was comprised of Directors James
L. Linderholm, Chairman; Dale L. Young, Secretary; John J. Brasch; and Robert W. Allington (a non-voting member). The Committee recommends to the Board the compensation programs and salaries for the officers and also acts as the stock option committee. The Committee met twice during fiscal 1998.

The Board of Directors met 14 times in fiscal 1998. None of the directors attended fewer than 75 percent of the total meetings held by the Board and its committees in fiscal 1998.

LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY.

The following is a list of the names and ages of the current executive officers of the Company and their business history for the last five years.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        YEAR FIRST BECAME
                                          POSITION AND PRINCIPAL OCCUPATION                             EXECUTIVE OFFICER
NAME OF INDIVIDUAL       AGE                    SINCE JULY 30, 1993                                      OF THE COMPANY
------------------       ---     -----------------------------------------------------------------      -----------------
Robert W. Allington      63      Chairman of the Board and Chief Executive Officer since 1959;                1959
                                 President 1959 to October 5, 1995.

Vicki L. Benne           37      Controller and Chief Accounting Officer since October 21, 1989.              1991

Alfred G. Craske         55      Vice President, Sales and Marketing since July 18, 1996; Director,           1996
                                 Sales and Marketing, May 20, 1996 to July 18, 1996; Vice President,
                                 Marketing, Gelman Science, Inc. 1994-1996; Vice President, Sales
                                 and Marketing, Difco Laboratories 1993-1994; Vice President, Sales
                                 and Marketing, Hitachi Instruments, Inc. 1991-1993.

Douglas M. Grant         52      President and Chief Operating Officer since October 6, 1995; Vice            1987
                                 President August 31, 1989 to October 5, 1995; Environmental
                                 Division General Manager May 26, 1987 to July 15, 1996.

John J. Korab, Jr.       49      Vice President, Corporate Development since December 11, 1989.               1989

Philip M. Wittig         64      Chief Financial Officer and Treasurer since 1967.                            1967
---------------------------------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION.

The following table sets forth a summary of the compensation paid to the chief executive officer and the four other executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended, July 31, 1998, July 25, 1997, and July 26, 1996.

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Long-term Compensation
                                                                           ---------------------------------
                                             Annual Compensation                   Awards           Payouts
                                   --------------------------------------- ----------------------- --------- ---------------
                                                              Other        Restricted   Options/     LTIP      All Other
Name and Principal         Fiscal   Salary      Bonus         Annual          Stock       SARs     Payouts    Compensation
    Position                Year        ($)       ($)     Compensation(1)     Awards        (#)       ($)        ($) (5)
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------
Robert W. Allington        1998    205,521        --          45,169            --      49,474(4)     --            91
Chairman and Chief         1997    205,520        --          27,541            --          --        --         1,583
Executive Officer          1996    200,300        --          29,929(2)         --          --        --         1,230
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------
Douglas M. Grant           1998    172,307        --           7,192            --      46,259(4)     --         2,219
President and Chief        1997    160,002        --           6,229            --          --        --         3,173
Operating Officer          1996    145,498        --          11,564(2)         --          --        --         3,498
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------
Alfred G. Craske           1998    127,452        --             940            --      21,224(4)     --         2,701
Vice President, Sales      1997    124,279     18,750          7,767(3)         --      10,000(4)     --           511
and Marketing              1996     21,635        --            --              --          --        --           --
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------
Philip M. Wittig           1998    115,519        --           5,073            --      21,224(4)     --         2,118
Chief Financial Officer    1997    114,365        --           4,629            --          --        --         3,490
and Treasurer              1996    100,300      8,000         12,644(2)         --          --        --         2,957
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------
John J. Korab, Jr.         1998     99,002        --              75            --       9,796(4)     --         1,607
Vice President,            1997     99,002     12,000             75            --          --        --         2,933
Corporate Development      1996     96,699        --              75            --          --        --         2,302
-------------------------- ------- ---------- ---------- ----------------- ------------ ---------- --------- ---------------

(1) During fiscal 1996, the Company modified its vacation policy to limit the number of accrued vacation hours an employee could have on each anniversary of his or her employment. Those hours in excess of the established limit related to length of service were valued, frozen, and scheduled for payment over a period of six years. In addition, the policy included a future paid-in-lieu-of provision whereby following the employee's anniversary he or she would be paid for hours of accrued vacation which were in excess of the established limit provided, however, that the employee had actually taken a minimum number of vacation hours during the preceding year. These combined payment amounts are included in "Other Annual Compensation" and for fiscal 1996, 1997, and 1998, respectively, were as follows: Mr. Allington, $24,054, $23,446, and $37,888; Mr. Grant, $5,525, $6,154, and
     $6,923; and Mr. Wittig, $6,769, $4,554, and $4,998.

(2) Includes payment of directors' fees of $5,800. The current Deferred Directors' Compensation Plan is described on page 11.

(3)  Includes reimbursed moving and transition expenses of $7,692.

(4)  Options granted pursuant to the 1996 Stock Option Plan.

(5) The amounts set forth under "All Other Compensation", include profit-sharing contributions, and forfeitures plus 401(k) matching contributions and forfeitures. Profit sharing contributions including forfeitures and 401(k) matching contributions including forfeitures, respectively, for fiscal 1998 were as follows: Mr. Allington, $91 and $0; Mr. Grant, $91 and $2,128; Mr. Craske, $85 and $2,616; Mr. Wittig, $69 and $2,049; and Mr. Korab, $57 and $1,550.

The following table sets forth information with respect to exercised and unexercised options and SARs, if any, during fiscal 1998 and exercised and unexercised options and SARs, if any, held by the chief executive officer and the four other most highly compensated executive officers of the Company during fiscal 1998.

--------------------------------------------------------------------------------------------------------------------
                                                                   Number of securities      Value of unexercised
                                     Shares                       underlying unexercised         in-the-money
                                    Acquired                         options/SARs at             options/SARs
                                       on              Value       fiscal year end (#)      at fiscal year end ($)
                                    Exercise         Realized       Exercisable ("Ex")        Exercisable ("Ex")
            Name                      (#)               ($)        Unexercisable ("Un")      Unexercisable ("Un")
----------------------------- --------------------- ------------ ------------------------- -------------------------
Robert W. Allington                    --                --         9,895 shares ("Ex")               *
                                                                   39,579 shares ("Un")               *
----------------------------- --------------------- ------------ ------------------------- -------------------------
Douglas M. Grant                       --               --          5,750 shares ("Ex")               *
                                                                    5,750 shares ("Un")               *
                                                                   16,000 shares ("Ex")               *
                                                                   24,000 shares ("Un")               *
                                                                    9,252 shares ("Ex")               *
                                                                   37,007 shares ("Un")               *
----------------------------- --------------------- ------------ ------------------------- -------------------------
Philip M. Wittig                       --               --          1,916 shares ("Ex")               *
                                                                      384 shares ("Un")               *
                                                                    4,245 shares ("Ex")               *
                                                                   16,979 shares ("Un")               *
----------------------------- --------------------- ------------ ------------------------- -------------------------
Alfred G. Craske                       --               --          7,000 shares ("Ex")               *
                                                                    3,000 shares ("Un")               *
                                                                    4,245 shares ("Ex")               *
                                                                   16,979 shares ("Un")               *
----------------------------- --------------------- ------------ ------------------------- -------------------------
John J. Korab, Jr.                     --               --          2,070 shares ("Ex")               *
                                                                    2,070 shares ("Un")               *
                                                                     1959 shares ("Ex")               *
                                                                    7,837 shares ("Un")               *
----------------------------- --------------------- ------------ ------------------------- -------------------------

* Share option price is not in-the-money.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

The Compensation Committee ("Committee") for fiscal 1998 was comprised of Directors James L. Linderholm, Chairman; Dale L. Young, Secretary; John J. Brasch; and Robert W. Allington (a non-voting member). Messrs. Linderholm, Young, and Brasch are non-employee directors. The committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the Chairman of the Board, the President, and other elected officers of the Company. The Committee also acts as the stock option committee.

Compensation Principles. The philosophy of the Company with regard to executive compensation is to design executive compensation programs in a manner intended to enhance Company performance and shareholder value by achieving the following objectives:

     - Provide reasonable and appropriate levels of compensation that will attract, motivate, and retain highly qualified executives;

     - Integrate compensation with the Company's business and strategic plans;

     -    Reward both business and individual performance; and

     - Encourage stock ownership by executives, thereby aligning executive compensation with shareholder value.

Executive Officer Compensation Program. The Company's compensation program for executive officers consists of annual salary, bonuses, and periodic grants of options to purchase the Company's Common Stock. In addition, executives are entitled to customary benefits, including medical, vacation, and retirement benefits as well as participation in the Company's 401(k) matching contributions plan, that are generally available to employees of the Company. Salary and bonus payments are designed to reward current and past performance, while the stock options are intended to provide incentives for long-term future performance and are directly linked to the interests of the shareholders because the value of options will increase or decrease based directly upon the future price of the Company's Common Stock.

In 1997, the Company, upon the recommendation of the Compensation Committee, engaged Burgess & Associates, a management consulting firm, to review the entire executive compensation system of the Company and to 1) recommend a market-based salary and short-term incentive program for all elected officers and 2) develop a long-term incentive program for the officer group. In January, 1998, the Compensation Committee adopted the recommendations from the Burgess report and those recommendations were subsequently adopted by the Board of Directors. The new compensation plan, based upon the Burgess report, is designed to require specific performance in revenues and operating income for annual incentive or bonus compensation as well as for the granting of stock options.

Base Salary. The base salary levels of the Company's executives are evaluated periodically by the Committee in view of specific job responsibilities and prevailing salary levels of companies of comparable size and complexity. The Burgess report contains such an evaluation and based upon the recommendations from the Burgess report the Committee recommended a mid-year adjustment to the salary of one officer, Douglas Grant, the Company's President and Chief Operating Officer. The Committee, in addition to the Burgess report, also utilizes the Ernst & Young National Survey of Executive Compensation, the Wyatt Data Service ECS survey, and Compensation in the Accounting/Financial Field published by Abbott, Langer & Associates as aids in determining whether executive salaries are appropriate and competitive.

Annual Bonus Compensation. The Committee believes and the Burgess report also concluded that cash incentives, in the form of bonuses and stock options, are warranted for the achievement of Company goals and corporate and individual performance. The short-term incentive bonus and stock option plan adopted by the Committee and the Board of Directors in January, 1998 are based upon the achievement of certain targeted revenue and operating income goals. The target goals were set for fiscal years 1998, 1999, and 2000. Depending upon a covered executive's area of responsibility, the executive could receive 100% of the incentive compensation of the maximum revenue goal was met or if the maximum operating income goal was met. If both maximum goals were met, the executive could receive a maximum of 150% of the targeted incentive compensation. No benefits under the short-term incentive bonus plan were earned during fiscal 1998.

The Board also adopted a change in control plan which offers certain financial benefits in the case of a change or control of the Company. Currently, the President, Vice President of Sales and Marketing, and the Chief Financial Officer are covered under the change in control plan.

Stock Option Compensation. The six executive officers of the Company were granted options totaling 154,595 shares in fiscal 1998, all of which are performance based under the new plan described above. Twenty percent of the options vest and are exercisable on the date of grant and twenty percent of the remaining eligible options will vest and will become exercisable for each year that the Company achieves 100 percent of the targeted revenue and operating income goals, as described earlier. A proportional amount of the twenty percent will vest and become exercisable based upon the extent to which the revenue and operating income goals are met, so long as revenue and operating incomes are at least 40% of the targeted goals for the particular fiscal year. If revenue and operating income exceed the targeted goals for the fiscal year by any percent up to 150%, a proportional amount of the option greater than 20% will vest and will become exercisable. The revenue and operating income targeted goals are the same for each covered executive as those set for the incentive bonus compensation.

As described earlier, one of the executive officers received a salary adjustment in fiscal 1998 based upon the recommendations contained in the Burgess report. No other executive officer received a salary increase in fiscal 1998.

Overall Review. Fiscal 1998 has been an important year for this Company with the construction of the major addition to and the renovation of the Superior Street facility to effect the consolidation of the two Lincoln operating divisions at one site. The acquisition of Geomation, Inc., STIP Siepmann und Teutscher GmbH in Germany, and the limited partnership agreement negotiated with AMJ Equipment Corporation should strengthen and expand several of our product lines. The Committee believes that the executive officers of the company are positively addressing this Company's problems and opportunities and that the compensation for the executive officers is fair and reasonable for both the officers and the shareholders of the Company.

Submitted by the Compensation Committee of the Company's Board of Directors.

                                      James L. Linderholm, Chairman
                                      Dale L. Young, Secretary
                                      John J. Brasch
                                      Robert W. Allington (non-voting member)

PERFORMANCE GRAPH.

The following performance graph compares the performance of the Company's Common Stock to the Standard and Poor's 500 Stock Index and the NASDAQ peer group. The industry peer group, selected by the Company, is comprised of the 98 companies whose stock is traded on NASDAQ and are included in the Standard Industrial Code Classification No. 382 entitled "Measuring and Controlling Devices". The graph assumes that $100 was invested on July 31, 1993 in the Company's stock and the indices. It, also, is assumed that dividends were reinvested when paid and that the fiscal year ends July 31.

Data Points for Graph.

                                               Cumulative Total Return
---------------------------------------------------------------------------------------------------------------------------
                                            1993        1994          1995         1996         1997         1998
---------------------------------------------------------------------------------------------------------------------------
         Isco, Inc.                       100.00        86.65         98.04        91.49        81.07        66.34
         PEER Group                       100.00       108.66        188.89       138.95       225.85       149.02
         S&P 500                          100.00       105.16        132.62       154.60       235.20       280.55
---------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN.

The Company's defined contribution retirement plan includes a 401(k) provision that covers all employees meeting age and service requirements. Significant provisions of the plan include the following: (i) an employee may reduce his or her salary by up to 12 percent, and the Company will match the reduction, up to 10 percent, with a 20 percent matching contribution; (ii) the Company's profit sharing contribution to the plan is equal to approximately 7 percent of its net earnings before income taxes; (iii) the Company's aggregate contribution to the plan is limited to 15 percent of the aggregate compensation of the plan participants; (iv) participants vest 20 percent of employer profit sharing and employer 401(k) matching contributions after three years of service and 20 percent per year thereafter until 100 percent vested. Management and administrative costs of the plan are borne by the Company. For fiscal year 1998, amounts contributed to the plan for the chief executive officer and the four other most highly compensated executive officers of the Company are set forth as part of the table appearing in the Executive Compensation section.

COMPENSATION OF DIRECTORS FOR FISCAL 1998.

The Directors' Deferred Compensation Plan has been in effect since January 1996. Under the Directors' Deferred Compensation Plan, all Directors receive 35 Deferred Stock Units for each Board and Committee meeting attended, and 240 Deferred Stock Units for the annual Board retainer. In addition, the Corporate Secretary receives an additional 250 Deferred Stock Units annually for serving as Corporate Secretary. At the time the Director ceases to be a member of the Board, the Director's accumulated Deferred Stock Units are converted to shares of the Company's Common Stock at a ratio of 1 to 1 and distributed. Inside Directors do not receive compensation for attending committee meetings.

The number of Deferred Stock Units earned by each of the directors during fiscal 1998 are as follows: Mr. Allington 660, Mr. Brasch 550, Mr. Carrier 765, Mr. Grant 730, Mr. Linderholm 870, Mr. Wittig 730, and Mr. Young 1,015.

ADDITIONAL INFORMATION.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10 percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than 10 percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

INDEPENDENT PUBLIC ACCOUNTANTS. Deloitte & Touche LLP, certified public accountants, are the independent public accountants for the Company.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from shareholders. Deloitte & Touche LLP has been selected as independent public accountants for the Company for fiscal year 1999.

OTHER MATTERS. The Board of Directors does not know of any other matters to be presented at the annual meeting. In the event that other business is properly brought before the meeting, it is the intention of the proxy holders named in the proxy to vote the proxies in accordance with the recommendation of the Board of Directors.




                                        Robert W. Allington
                                        Chairman and Chief Executive Officer

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